CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

EXHIBIT 32.1

In connection with the Quarterly Report on Form 10-QSB of Mountains West Exploration, Inc. (the “Company”) for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Lee Wiskowski, President and principal executive officer of the Company, hereby certifies, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge and belief.

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 20, 2007	/s/ Lee Wiskowski
Lee Wiskowski, President
(principal executive officer)